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                                                                   EXHIBIT 10.42

                                 AMENDMENT NO. 2
                              TO THE NATIONAL CITY
                           SAVINGS AND INVESTMENT PLAN
               (as amended and restated effective January 1, 2001)

         National City Corporation, a Delaware corporation, and National City Bank, a national banking association, Trustee, hereby evidence the adoption of this Amendment No. 2 to the National City Savings and Investment Plan, as amended and restated effective January 1, 2001 (the "Plan").

1. Effective January 1, 2003, Section 6.8 if Article VI of the Plan is hereby amended by the deletion of Section 6.8 in its entirety and the substitution in lieu thereof of a new Section 6.8 to read as follows:

         "6.8     Distributions Pursuant to Section 401(a)(9) of the Code.

                  (1) Definitions. For the purposes of this Section, the following terms, when used with initial capital letters, shall have the following respective meanings:

                           (a) Designated Beneficiary: The person who is designated as the Beneficiary as defined in Section 1.1(5) of the Plan and is the designated beneficiary under section 401(a)(9) of the Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

                           (b) Distribution Calendar Year: A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under paragraph (b) of Section 6.8(3) of the Plan. The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

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                           (c)      Life Expectancy: Life expectancy as computed
         by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury Regulations.

                           (d) Participant's Account Balance: The Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (the "Valuation Calendar Year") increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The Account balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

                           (e) Required Beginning Date: The applicable date specified in Subsection (3) below.

                  (2) General Rules. Notwithstanding any provision of the Plan to the contrary, all distributions under the Plan shall be made in accordance with this Section and the Treasury Regulations issued under section 401(a)(9) of the Code, provided that this Section and such Regulations shall override the other distribution provisions of the Plan only to the extent required by the provisions of section 401(a)(9) of the Code and such Regulations.

                  (3) Time of Distribution. (a) The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date. Except as described in (b) below, the Required Beginning Date of a Participant who is a 5% owner (as defined in Section 416 of the Code) shall be the April 1 of the calendar year following the calendar year he attains age 70-1/2 and the Required Beginning Date of any other Participant shall be the April 1 of the calendar year following the later of (i) the calendar year he terminates employment or (ii) the calendar year he attains age 70-1/2. Notwithstanding the foregoing, a Participant who is not a 5% owner may elect to have his entire interest distributed, or begin to be distributed, by the April 1 of the year following his attainment of age 70-1/2.

                           (b) If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                           (i) If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, then, unless the election described in (d) below is made, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2, if later.

                           (ii) If the Participant's surviving Spouse is not the Participant's sole Designated Beneficiary, then, unless the election described in (d) below is made,

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         distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                           (iii) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                           (iv) If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this paragraph (b) of Section 6.8(3), other than subparagraph
         (i), will apply as if the surviving Spouse were the Participant.

                           (c) For purposes of this Section 6.8, unless subparagraph (iv) of Section 6.8(3)(b) applies, distributions are considered to begin on the Participant's Required Beginning Date. If subparagraph (iv) of Section 6.8(3)(b) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under subparagraph (i) of Section 6.8(3)(b).

                           (d)      Notwithstanding the foregoing, if a
         Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the Required Beginning Date specified above if the Participant or the Beneficiary elects, on an individual basis, that the Participant's entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death; provided, however, that if the Participant's surviving Spouse is the Participant's sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this election will apply as if the surviving Spouse were the Participant. The election provided in this paragraph (d) of Section 6.8(3) must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving Spouse's) death.

                  (4) Required Minimum Distributions During Participant's Lifetime. (a) During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

                           (i) the quotient obtained by dividing the Participant's Account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

                           (ii) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's Spouse, the quotient obtained by dividing the Participant's Account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and Spouse's

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         attained ages as of the Participant's and Spouse's birthdays in the
         Distribution Calendar Year.

                           (b) Required minimum distributions will be determined under this Subsection (4) of Section 6.8 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

                  (5)      Required Minimum Distributions After Participant's
         Death.

                           (a)      Death on or after date distributions begin:

                           (i) If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

                  (A) The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  (B) If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving Spouse's age as of the Spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving Spouse's death, the remaining Life Expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year.

                  (C) If the Participant's surviving Spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                           (ii) If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                           (b)      Death before date distributions begin:

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                           (i)      If the Participant dies before the date
         distributions begin and there is a Designated Beneficiary, then, unless the election described in paragraph (d) of Section 6.8(3) above is made, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in paragraph (a) of this Section 6.8(5).

                           (ii) If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                           (iii) If the Participant dies before the date distributions begin, the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under subparagraph (i) of Section 6.8(3)(b), this paragraph (b) of
         Section 6.8(5) will apply as if the surviving Spouse were the Participant."

2. Effective May 1, 2003, Section 3.4 of Article III of the Plan is hereby amended by the deletion of paragraph (4) thereunder and the substitution in lieu thereof of a new paragraph (4) to read as follows:

         "(4)     Contributions made to the Trust Fund pursuant to Subsections
         (1), (2) and (3) hereof shall be referred to as "Transfer Contributions." Transfer Contributions shall be in cash unless the Committee approves a Transfer Contribution of other property. Such Transfer Contributions shall be allocated to such existing or new Sub-Account(s) as the Trustee shall determine and shall be invested as specified in Section 5.5. Subject to other provisions of the Plan and Trust Agreement, the Trustee shall have authority to sell or otherwise convert to cash any property transferred to it pursuant to this Section."

3. Effective June 17, 2003, Section 1.1 of Article I of the Plan is hereby amended by the deletion of subparagraph (c) of paragraph (33) thereunder and the substitution in lieu thereof of a new subparagraph (c) to read as follows:

         "(c)     the payment of tuition, related educational fees, and room and board expenses, for the next twelve months of post-secondary education for the Participant, the Participant's Spouse, the Participant's children or the Participant's dependents as defined in Code Section
         152);"

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4.       Effective October 6, 2003, Section 1.1 of Article I of the Plan is
hereby amended by the deletion of paragraph (7) thereunder and the substitution in lieu thereof of a new paragraph (7) to read as follows:

         "(7)     Business Day: Each day during which the New York Stock
         Exchange is open for regular conduct of business."

5. Effective October 6, 2003, Section 1.1 of Article I of the Plan is hereby amended by the deletion of paragraph (16) thereunder and the substitution in lieu thereof of a new paragraph (16) to read as follows:

         "(16)    Death Beneficiary: A Participant's Spouse or, if he has no
         Spouse or if his Spouse consents (in the manner hereinafter described in this Subsection) to the designation hereinafter provided for in this Subsection, such person or persons (natural or legal) other than, or in addition to, his Spouse as may be designated by a Participant as his Death Beneficiary under the Plan. Such a designation may be made, revoked or changed without the consent of any previously designated Death Beneficiary (except as otherwise provided herein) only by an instrument (in form provided by the Committee) which is signed by the Participant or by means of electronic medium such as a voice response telephone system or personal computer access to an internet website maintained on behalf of the plan; provided, however, that if a Participant has a Spouse, such a designation must be made on a form, signed by the Participant and which includes his Spouse's written consent to the action to be taken pursuant to such instrument (unless such action results in the Spouse being named as the Participant's sole Death Beneficiary). Any designation hereunder must be filed with the Committee before the Participant's death. A Spouse's consent required by this Subsection shall be signed by the Spouse, shall acknowledge the effect of such consent, shall be witnessed by any person designated by the Committee as a Plan representative or by a notary public and shall be effective only with respect to such Spouse. A Spouse's consent is not required if it is established to the satisfaction of a Plan representative that the consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. In default of such a designation and at any other time when there is no existing Death Beneficiary designated by the Participant, his Death Beneficiary shall be, in the following order of priority: his surviving Spouse, his surviving children (both natural and adopted), his surviving parents or his estate. If, under the preceding sentence, the Death Beneficiary consists of a class of two or more persons, such persons shall share equally in benefits under the Plan. A person designated by a Participant as his Death Beneficiary who ceases to exist prior to or on the date of the Participant's death shall cease to be a Death Beneficiary. If a Death Beneficiary is a natural person who dies after the Participant's death, the Death Beneficiary shall be the estate of such deceased Death Beneficiary. In any case in which the Committee concludes it cannot determine whether a Death Beneficiary designated by a Participant survived the Participant, it shall be conclusively presumed that such Death Beneficiary died before the Participant."

6. Effective October 6, 2003, Section 6.11 of Article VI of the Plan is hereby amended by the addition of a new paragraph (c) to read as follows:

         "(c)     notwithstanding the foregoing provisions of this Section 6.11, the amount of any Hardship distribution to a Participant shall not exceed the lesser of (i) the amount of the Participant's Before-Tax Contribution Sub-Account (excluding any earnings allocated thereto on or after January 1, 1989; or (ii) the amount of the Participant's Before-Tax Contribution Sub-Account and earnings allocated thereto reduced by the amount of any Participant loan charged against such Sub-Account in accordance with Section 6.13."

7. Effective October 6, 2003, Section 6.12 of Article VI of the Plan is hereby amended by the deletion of paragraph (1) thereunder and the substitution in lieu thereof of a new paragraph (1) to read as follows:

         "(1)     Where a distribution, withdrawal or loan is to be made from the Trust Fund of only a portion of a Participant's Vested Interest in the Trust Fund and such Interest is invested in more than one of the Investment Funds, the amounts for such distribution, withdrawal or loan shall be liquidated from each of the Investment Funds in accordance with uniform procedures established by the Administrator."

8. Effective October 6, 2003, Section 6.13 of Article VI of the Plan is hereby amended by the deletion of paragraphs (1) and (4) thereunder and the substitution in lieu thereof of new paragraphs (1) and (4) to read as follows:

         "(1)     A Participant who is a "party in interest" with the meaning of
         ERISA Section 3(14) may apply on a form provided by the Committee (or, to the extent permitted by law, by means of electronic medium such as a voice response telephone system or personal computer access to an internet website maintained on behalf of the Plan) for a loan from his Account. If the Committee determines that the Participant is not in bankruptcy or similar proceedings and is entitled to a loan in accordance with the following provisions of this Section, the Committee shall direct the Trustee to make a loan to the Participant from his Account. Each loan shall be charged against the Participant's Sub-Accounts in accordance with uniform procedures established by the Administrator.

         (4) For each Participant for whom a loan is authorized pursuant to this Section, the Administrator shall (a) direct the Trustee to liquidate the Participant's interest in the Investment Funds in accordance with uniform procedures established by the Administrator to the extent necessary to provide funds for the loan, (b) direct the Trustee to disburse such funds to the Participant upon the Participant's execution of the promissory note and security agreement referred to in Subsection (5)(d) of this Section, (c) transmit to the Trustee the executed promissory note and security agreement referred to in Subsection (5)(d) of this Section, and (d) establish and maintain a separate recordkeeping account within the Participant's Account (the "Loan Account") (i) which

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         initially shall be in the amount of the loan, (ii) to which the funds for the loan shall be deemed to have been allocated and then disbursed to the Participant, (iii) to which the promissory note shall be allocated and (iv) which shall show the unpaid principal of and interest on the promissory note from time to time. All payments of principal and interest by a Participant shall be credited initially to his Loan Account and applied against the Participant's promissory note, and then invested in the Investment Funds pursuant to the Participant's direction under Section 5.5. The Administrator shall value each Participant's Loan Account for purposes of Section 5.2 at such times as the Administrator shall deem appropriate, but not less frequently than quarterly."

9. Effective December 31, 2003, Section 1.1 of Article I of the Plan is hereby amended by the deletion of paragraph (36) thereunder and the substitution in lieu thereof of a new paragraph (36) to read as follows:

         "(36)    Investment Fund or Funds: The Capital Preservation Fund,
         Equity Fund, Fixed Income Fund, NCC Stock Fund, Money Market Fund and any other fund established by the Committee under Section 5.1. The NCC Stock Fund shall constitute the ESOP Feature of the Plan. All other Investment Funds shall constitute the Profit Sharing Feature of the Plan."

10. Effective December 31, 2003, Section 1.1 of Article I of the Plan is hereby amended by the deletion of paragraph (48) thereunder and the substitution in lieu thereof of a new paragraph (48) to read as follows:

         "(48)    NPI Stock Fund: Effective April 16, 2001 through December 31,
         2003, one of the Investment Funds provided under the Plan. As of December 31, 2003, the NPI Stock Fund shall no longer be an Investment Fund provided under the Plan."

11. Effective December 31, 2003, Section 5.1 of Article V of the Plan is hereby amended by the deletion of first sentence in paragraph (1) thereunder and the substitution in lieu thereof of a new sentence to read as follows:

         "The Trust Fund (other than the portion of the Trust Fund consisting of the Loan Accounts) shall be divided into the following Investment
         Funds: the Equity Fund, the Fixed Income Fund, the Money Market Fund, the NCC Stock Fund, the Capital Preservation Fund, and such other Investment Funds as the Committee may in its discretion select or establish."

12. Effective December 31, 2003, Section 5.1 of Article V of the Plan is hereby amended by the deletion of subparagraph (c) of paragraph (2) thereunder and the substitution in lieu thereof of a new subparagraph (c) to read as follows:

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         "(c)     The determination of the Trustee as to whether an investment is within the category of investments which may be made for the Fixed Income Fund, the Equity Fund, the NCC Stock Fund, the Capital Preservation Fund, the Money Market Fund or such other Investment Funds as the Committee shall have established shall be conclusive."

13. Effective December 31, 2003, Section 5.5 of Article V of the Plan is hereby amended by the deletion of the last sentence in paragraph (1) thereof.

14. Effective December 31, 2003, Section 5.6 of Article V of the Plan is hereby amended by the deletion of paragraph (1) thereunder and the substitution in lieu thereof of a new paragraph (1) to read as follows:

         "(1)     Each Participant shall have the right from time to time to elect that all or a part of his interest in one or more of the Investment Funds (including amounts attributable to Employer Contributions) be liquidated and the proceeds thereof reinvested in any of the other Investment Funds. Such an investment-mix adjustment shall not affect investment of amounts received in the Trust as contributions, which shall continue to be invested pursuant to Section
         5.5. Notwithstanding the foregoing provisions of this Section, a Participant may not elect that any part of his interest in the Capital Preservation Fund be liquidated and that the proceeds thereof reinvested in the Money Market Fund or the Fixed Income Fund."

15. Effective December 31, 2003, Section 6.12 of Article VI of the Plan is hereby amended by the deletion of paragraph (2) thereunder and the substitution in lieu thereof of a new paragraph (2) to read as follows:

         "(2)     All distributions, withdrawals and loans shall be made in
         cash, provided that if the Participant or Beneficiary so elects on a form provided by the Committee, a distribution or withdrawal (but not a loan) of that portion of his Account which is his ESOP Account may be made in the form of full shares of NCC Stock, based on the fair market value of such NCC Stock (as determined by the Trustee in accordance with the provisions of the Trust Agreement) on the Valuation Date as of which such distribution is made."

16. Effective December 31, 2003, Article VIII of the Plan is hereby amended by the deletion phrase "and/or NPI Stock Fund" in each place where it appears in said Article VIII.

17. Effective as of the dates set forth herein below, Article XVII of the Plan is hereby amended by adding the following new Sections at the end thereof:

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                  "17.38   Appendix AL - Relating to the Acquisition of certain
         assets of Corinthian Mortgage Corporation. Attached hereto and made a part of this Plan is Appendix AL which relates to the acquisition of certain assets of Corinthian Mortgage Corporation by National City Mortgage Corporation and is effective as of August 29, 2003 (or such later date as may be required by applicable law).

                  17.39 Appendix AM - Relating to the Acquisition of certain assets of Marketing Programs, Inc. Attached hereto and made a part of this Plan is Appendix AM which relates to the acquisition of certain assets of Marketing Programs, Inc. by National City Bank and is effective as of May 1, 2003 (or such later date as may be required by applicable law).

                  17.40 Appendix AN - Relating to the Acquisition of Bridgeview Payment Solutions, Inc. by National Processing Company LLC and is effective as of June 9, 2003 (or such later date as may be required by applicable law)."

18. Effective as of dates set forth in Section 17 above, the Appendix to the Plan is hereby amended by adding Appendices AL, AM and AN in the form attached hereto, at the end thereof.

         Executed at Cleveland, Ohio this _______ day of December, 2003.

NATIONAL CITY BANK, TRUSTEE                 NATIONAL CITY CORPORATION

By:_____________________________            By:_________________________________

Title:__________________________            Title:______________________________

                                            By:_________________________________

                                            Title:______________________________

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

                                   APPENDIX AL
                                       TO
                  THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN

                (relating to the acquisition of certain assets of Corinthian Mortgage Corporation by National City Mortgage Co.)

                  This Appendix AL relates to the acquisition of certain assets of Corinthain Mortgage Corporation and is effective as of August 29, 2003 (the "Effective Date").

                  1. Transferring Employee. The term "Transferring Employee" means each individual who is a Covered Employee on or after the Effective Date and who became such a Covered Employee as a result of a direct transfer of employment from Corinthian Mortgage Corporation to National City Mortgage Co. or another Controlled Group Member pursuant to the acquisition of certain assets of Corinthian Mortgage Corporation by National City Mortgage Co.

                  2. Service. Each Transferring Employee shall be credited with service under the Plan with respect to vesting and eligibility to participate in the Plan, and with respect to eligibility for benefits, from such Transferring Employee's date of hire with Corinthian Mortgage Corporation. Notwithstanding the foregoing, no highly compensated employee (as such term is defined in section 414(q) of the Code) shall be credited with service pursuant to this paragraph 2 to the extent that such service would cause the Plan to fail to satisfy final Treasury Regulations issued under Section 401(a)(4) of the Code.

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

                                   APPENDIX AM
                                       TO
                  THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN

                (relating to the acquisition of certain assets of Marketing Programs, Inc. by National City Bank.)

                  This Appendix AM relates to the acquisition of certain assets of Marketing Programs, Inc. and is effective as of May 1, 2003 (the "Effective Date").

                  1. Transferring Employee. The term "Transferring Employee" means each individual who is a Covered Employee on or after the Effective Date and who became such a Covered Employee as a result of a direct transfer of employment from Marketing Programs, Inc. to National City Bank or another Controlled Group Member pursuant to the acquisition of certain assets of Marketing Programs, Inc. by National City Bank.

                  2. Service. Each Transferring Employee shall be credited with service under the Plan with respect to vesting and eligibility to participate in the Plan, and with respect to eligibility for benefits, from such Transferring Employee's date of hire with Corinthian Mortgage Corporation. Notwithstanding the foregoing, no highly compensated employee (as such term is defined in section 414(q) of the Code) shall be credited with service pursuant to this paragraph 2 to the extent that such service would cause the Plan to fail to satisfy final Treasury Regulations issued under Section 401(a)(4) of the Code.

                                   APPENDIX AN
                                       TO
                  THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN

       (relating to the acquisition of Bridgeview Payment Solutions, Inc.
                      by National Processing Company, LLC.)

                  This Appendix AN relates to the acquisition of Bridgeview Payment Solutions, Inc. ("Bridgeview") by National Processing Company, LLC. and is effective as of June 9, 2003 (the "Effective Date").

                  1. Covered Employees. Each Bridgeview Employee who otherwise satisfies the requirements of Section 1.1(14) of the Plan shall become a Covered Employee as of the later of the Effective Date or his actual date of hire.

                  2. Service. Each Bridgeview Employee shall be credited with service under the Plan with respect to vesting and eligibility to participate in the Plan, and with respect to eligibility for benefits, from such Bridgeview Employee's date of hire with Bridgeview. Notwithstanding the foregoing, no highly compensated employee (as such term is defined in section 414(q) of the Code) shall be credited with service pursuant to this paragraph 2 to the extent that such service would cause the Plan to fail to satisfy final Treasury Regulations issued under Section 401(a)(4) of the Code.

                                       13